Exhibit 99.8
                                 ------------


           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-15,
                  Asset-Backed Certificates, Series 2005-15

Disclaimer:
Copyright (c) 2001 by Goldman, Sachs & Co.

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

                                                   Aggregate Pool
-----------------------------------------------------------------
Gross WAC                                                   6.229
-----------------------------------------------------------------
Weighted Average FICO                                         713
FICO < 600                                                   0.11
FICO 600-650                                                 7.39
-----------------------------------------------------------------
Weighted Average CLTV                                      86.901
CLTV = 80                                                   14.05
CLTV > 80.01                                                63.46
LTV 95.01 - 100                                              0.09
Full Doc %                                                  27.23
Stated Doc %                                                67.46
-----------------------------------------------------------------
Purchases %                                                 72.02
CO Refi %                                                   18.84
Owner Occuppied                                             75.73
Prepay Penalty                                              26.27
DTI %                                                       36.98
ARM %                                                         100
2/28's                                                       5.96
3/27's                                                      20.34
1st Lien                                                      100
Average Loan Balance                                   249,490.62
# of Loans                                                   3692
Loan Balance < $100k                                        97.95
Mtg Rates > 12%                                                 0
Manuf Housing %                                                 0
-----------------------------------------------------------------
Largest State                              CA(31%),FL(10%),VA(7%)
Silend 2nd %                                                56.22
IO Loans %                                                  91.96
5 year IO                                                   57.83
2 year IO                                                    5.38
IO Fico                                                       713
IO LTV                                                      77.77
IO DTI                                                      36.99
IO Full Doc                                                 25.16
IO Purchase                                                 66.79
-----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DEAL           GWAC     ~~~~~~     waFICO    FICO<600    FICO 600-650   ~~~~~   waCOLTV   COLTV=80   COLTV>80   LTV 95-100   %Full
----------------------------------------------------------------------------------------------------------------------------------
GSAA-05-15    6.229          0        713        0.11            7.39       0    86.901      14.05      63.46         0.09   27.23
----------------------------------------------------------------------------------------------------------------------------------
Total:        6.229          0        713        0.11            7.39       0    86.901      14.05      63.46         0.09   27.23
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
DEAL        %Stated   ~~~~   %Purchase   %CashOut      %OO     %PPP     DTI   %ARM   %2yr ARM   %3yr ARM   %1st Lien   Avg Balance
----------------------------------------------------------------------------------------------------------------------------------
GSAA-05-15    67.46      0       72.02      18.84    75.73    26.27   36.98    100       5.96      20.34         100    249,490.62
----------------------------------------------------------------------------------------------------------------------------------
Total:        67.46      0       72.02      18.84    75.73    26.27   36.98    100       5.96      20.34         100    249,490.62
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
DEAL          count  Balance < $100k  Rates > 12%  %Manufactured   ~~~~~            Largest State   %Silend 2nds     %IO  %5yr IO
----------------------------------------------------------------------------------------------------------------------------------
GSAA-05-15     3692            97.95            0              0       0    CA(31%),FL(10%),VA(7%)         56.22   91.96    57.83
----------------------------------------------------------------------------------------------------------------------------------
Total:         3692            97.95            0              0       0    CA(31%),FL(10%),VA(7%)         56.22   91.96    57.83
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
DEAL          %2yr IO   IO FICO   IO LTV   IO DTI   IO FullDoc  IO Purchse
--------------------------------------------------------------------------
GSAA-05-15       5.38       713    77.77    36.99        25.16       66.79
--------------------------------------------------------------------------
Total:           5.38       713    77.77    36.99        25.16       66.79
--------------------------------------------------------------------------



----------------------------------------------------------------------------
DEAL                                 GSAA-05-15                       Total:
----------------------------------------------------------------------------
          GWAC                            6.229                        6.229
----------------------------------------------------------------------------
    ~~~~~~~~~~~~~~~~                          0                            0
----------------------------------------------------------------------------
         waFICO                             713                          713
----------------------------------------------------------------------------
        FICO<600                           0.11                         0.11
----------------------------------------------------------------------------
      FICO 600-650                         7.39                         7.39
----------------------------------------------------------------------------
     ~~~~~~~~~~~~~                            0                            0
----------------------------------------------------------------------------
        waCOLTV                          86.901                       86.901
----------------------------------------------------------------------------
        COLTV=80                          14.05                        14.05
----------------------------------------------------------------------------
        COLTV>80                          63.46                        63.46
----------------------------------------------------------------------------
       LTV 95-100                          0.09                         0.09
----------------------------------------------------------------------------
         %Full                            27.23                        27.23
----------------------------------------------------------------------------
        %Stated                           67.46                        67.46
----------------------------------------------------------------------------
     ~~~~~~~~~~~~~~                           0                            0
----------------------------------------------------------------------------
       %Purchase                          72.02                        72.02
----------------------------------------------------------------------------
        %CashOut                          18.84                        18.84
----------------------------------------------------------------------------
          %OO                             75.73                        75.73
----------------------------------------------------------------------------
          %PPP                            26.27                        26.27
----------------------------------------------------------------------------
          DTI                             36.98                        36.98
----------------------------------------------------------------------------
          %ARM                              100                          100
----------------------------------------------------------------------------
        %2yr ARM                           5.96                         5.96
----------------------------------------------------------------------------
        %3yr ARM                          20.34                        20.34
----------------------------------------------------------------------------
       %1st Lien                            100                          100
----------------------------------------------------------------------------
      Avg Balance                    249,490.62                   249,490.62
----------------------------------------------------------------------------
         count                             3692                         3692
----------------------------------------------------------------------------
    Balance < $100k                       97.95                        97.95
----------------------------------------------------------------------------
      Rates > 12%                             0                            0
----------------------------------------------------------------------------
     %Manufactured                            0                            0
----------------------------------------------------------------------------
     ~~~~~~~~~~~~~~                           0                            0
----------------------------------------------------------------------------
     Largest State       CA(31%),FL(10%),VA(7%)       CA(31%),FL(10%),VA(7%)
----------------------------------------------------------------------------
      %Silend 2nds                        56.22                        56.22
----------------------------------------------------------------------------
          %IO                             91.96                        91.96
----------------------------------------------------------------------------
        %5yr IO                           57.83                        57.83
----------------------------------------------------------------------------
        %2yr IO                            5.38                         5.38
----------------------------------------------------------------------------
        IO FICO                             713                          713
----------------------------------------------------------------------------
         IO LTV                           77.77                        77.77
----------------------------------------------------------------------------
         IO DTI                           36.99                        36.99
----------------------------------------------------------------------------
       IO FullDoc                         25.16                        25.16
----------------------------------------------------------------------------
       IO Purchse                         66.79                        66.79
----------------------------------------------------------------------------